UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 27, 2004

AQUANTIVE, INC.
(Exact name of registrant as specified in its charter)

Washington	0-29361	91-1819567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 Second Avenue, 18th Floor, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 816-8800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 28, 2004, aQuantive, Inc. (the “ Company”) filed a Current Report on Form 8-K (the “Original Filing”) to announce that on July 27, 2004 it had closed the acquisition of SBI Holdings Inc., a Utah company (“SBI”) pursuant to a definitive agreement and plan of merger, dated as of June 27, 2004 (the “Merger Agreement”), the terms of which were previously reported on a Form 8-K filed by the Company on June 28, 2004. The business components of SBI, referred to herein as “SBI.Razorfish,” were acquired by the Company as a result of the merger in which SBI became a wholly owned subsidiary of the Company. This Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. The consideration paid for SBI.Razorfish was $85 million in cash and $75 million in convertible notes.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(1)	The audited combined balance sheets of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of December 31, 2003 and 2002 and the related combined statements of operations, business unit equity (deficit) and cash flows for the years ended December 31, 2003, 2002 and 2001 together with the report thereon of KPMG LLP, are attached hereto as Exhibit 99.1.

(2)	The unaudited combined balance sheet of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of June 30, 2004 and the related combined statements of operations and cash flows for the six months ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information required by this Item 9.01(b) of Form 8-K is attached hereto:

(1)	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2004 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 are attached hereto as Exhibit 99.3.

(c)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited combined balance sheets of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of December 31, 2003 and 2002 and the related combined statements of operations, business unit equity (deficit) and cash flows for the years ended December 31, 2003, 2002 and 2001 together with the report thereon of KPMG LLP.

99.2	Unaudited combined balance sheet of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of June 30, 2004 and the related combined statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2004 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004

AQUANTIVE, INC.

By:	/s/ Michael Vernon
Name:	Michael Vernon
Title:	Chief Financial Officer

Exhibit Index

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited combined balance sheets of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of December 31, 2003 and 2002 and the related combined statements of operations, business unit equity (deficit) and cash flows for the years ended December 31, 2003, 2002 and 2001 together with the report thereon of KPMG LLP.

99.2	Unaudited combined balance sheet of SBI.Razorfish (a carved-out business unit of SBI Holdings Inc.) as of June 30, 2004 and the related combined statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2004 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003.